UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2020

CRAWFORD & COMPANY

(Exact name of registrant as specified in its charter)

Georgia	1-10356	58-0506554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

5335 Triangle Parkway, Peachtree Corners, Georgia		30092
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (404) 300-1000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock — $1.00 Par Value	CRD-A	New York Stock Exchange, Inc.
Class B Common Stock — $1.00 Par Value	CRD-B	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On April 21, 2020, Harsha V. Agadi, President and Chief Executive Officer of Crawford & Company (the “Company”), informed the board of directors (the “Board”) of the Company of his resignation from the positions of President and Chief Executive Officer of the Company. The resignations are effective May 15, 2020. Mr. Agadi has not resigned from the Board.

In connection with Mr. Agadi’s resignation, the Company and Mr. Agadi entered into a General Release and Separation Agreement (the “Separation Agreement”). The Separation Agreement includes a general release of any claims of Mr. Agadi against the Company and the other Released Parties (as defined in the Release), including, but not limited to, any claims under Mr. Agadi’s Employment Agreement, effective July 1, 2016 (the “Employment Agreement”), with the Company, and provides that Mr. Agadi’s employment will continue until May 15, 2020.

As consideration for the general release, and subject to Mr. Agadi’s continued compliance with the terms and conditions of the Separation Agreement (including the restrictive covenants contained in the Separation Agreement), Mr. Agadi is entitled to the following under the Separation Agreement:

•	Payment of 18 months of Mr. Agadi’s base salary of $750,000, or an aggregate of $1,125,000, subject to applicable withholding and payable in installments in accordance the Company’s normal payroll practices for senior management employees, as well as participation in the Company’s health insurance for a period of 18 months, at Mr. Agadi’s sole expense, if desired, in accordance with the Consolidated Omnibus Budget Reconciliation Act (“COBRA”);
•	Payment of the prorated value (based on Mr. Agadi’s service from January 1, 2020 through May 15, 2020) of any incentive pay to which he is otherwise entitled under the Company’s Short Term Incentive Plan (the “STIP”), which will be payable in accordance with the terms of the STIP in 2021 at the same time any payments under the STIP are made to other employees;
•	Certain stock options granted to Mr. Agadi under the Employment Agreement may either be (a) retained by Mr. Agadi or (b) surrendered to the Company in exchange for a payment (within 30 days) equal to the value of such stock options, calculated under the Black Scholes Option Pricing Model (as calculated by the Company in good faith, which calculation shall be conclusive); and
•	With respect to all other equity awards Mr. Agadi has been granted in the past, (a) all vested options will be exercisable for a period of 10 years from their date of grant, (b) all unvested options are forfeited, (c) earnings per share-based restricted stock units (“RSUs”) will vest in accordance with the three-year earnings per share targets in the Company’s Long-Term Incentive Plan (“LTIP”), and (d) all other RSUs will continue to vest in accordance with the applicable award agreement.

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The Separation Agreement also contains certain customary covenants regarding mutual confidentiality, non-disparagement and waiver and release of claims provisions. The preceding summary of the Separation Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

On April 27, 2020, the Company issued a press release announcing Mr. Agadi’s resignation and the other items disclosed in this Form 8-K. A copy of the Company’s press release announcing Mr. Agadi’s resignation is attached as Exhibit 99.1 hereto and incorporated by reference herein.

(c) In connection with Mr. Agadi’s resignation, the Board, on April 21, 2020, appointed Rohit Verma, the Company’s current Executive Vice President and Global Chief Operating Officer, to the position of Chief Executive Officer, and appointed Joseph Blanco, the Company’s current Executive Vice President, General Counsel and Secretary, to the position of President, both such appointments effective May 15, 2020.

Mr. Verma, 45, joined the Company in June 2017 as Executive Vice President, Global Chief Operating Officer, and prior to joining the Company, Mr. Verma served as the Regional Executive — South for Zurich North America since 2015. Prior to that and from January 2011 he was the underwriting leader for the Midwest region of Zurich’s Commercial Markets business.

Mr. Blanco, 49, most recently served as Executive Vice President, General Counsel and Corporate Secretary since February 2019. From March 2017 to February 2019, Mr. Blanco served as Senior Vice President and General Counsel. Prior to joining the Company on a full-time basis and from September 2016 he served as Interim General Counsel of the Company. Prior to that and from September 2008 he was a partner at Dentons US, LLP, a law firm.

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(e) In connection with Mr. Verma’s appointment as Chief Executive Officer, the Company entered into an Executive Employment Agreement, dated as of April 23, 2020 (the “Verma Employment Agreement”), with Mr. Verma to reflect his new position. Under the Verma Employment Agreement, Mr. Verma will be entitled to the following compensation:

•	Annual base salary of $675,000, to be increased to $700,000 effective as of January 1, 2021;
•	Annual bonus under the STIP, at target payout, of 85% of Mr. Verma’s base salary, and, at maximum payout, of 170% of Mr. Verma’s base salary;
•	LTIP awards, at target, equal to $850,000 for 2020 and $900,000 for 2021; and
•	Eligibility to participate in the Company’s 2016 Omnibus Stock and Incentive Plan.

The foregoing description of the Verma Employment Agreement is not complete and is qualified in its entirety by reference to the Verma Employment Agreement, a copy of which is filed as Exhibit 10.2 to this Report and is incorporated herein by reference.

In connection with Mr. Blanco’s appointment as President, the Company entered into an Executive Employment Agreement, dated as of April 23, 2020 (the “Blanco Employment Agreement”), with Mr. Blanco to reflect his new position. Under the Blanco Employment Agreement, Mr. Blanco will be entitled to the following compensation:

•	Annual base salary of $550,000, to be increased to $575,000 effective as of January 1, 2021;
•	Annual bonus under the STIP, at target payout, of 65% of Mr. Blanco’s base salary, and, at maximum payout, of 130% of Mr. Blanco’s base salary;
•	LTIP awards, at target, equal to $750,000; and
•	Eligibility to participate in the Company’s 2016 Omnibus Stock and Incentive Plan.

The foregoing description of the Blanco Employment Agreement is not complete and is qualified in its entirety by reference to the Blanco Employment Agreement, a copy of which is filed as Exhibit 10.3 to this Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Exhibits. The following exhibits are filed with this Report:

Exhibit No.	Description

10.1	General Release and Separation Agreement, executed as of April 23, 2020, by and between Crawford & Company and Harsha Agadi
10.2	Executive Employment Agreement, dated as of April 23, 2020, by and between Rohit Verma and Crawford & Company
10.3	Executive Employment Agreement, dated as of April 23, 2020, by and between Joseph Blanco and Crawford & Company
99.1	Press Release dated April 27, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY

By:	/s/ Joseph O. Blanco
	Name:	Joseph O. Blanco
	Title:	EVP, General Counsel and Corporate Secretary

Date: April 27, 2020

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